SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 13, 2002

                              Cardinal Health, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

          1-11373                                             31-0958666
 (Commission File Number)                                   (IRS Employer
                                                        Identification Number)

                    7000 Cardinal Place, Dublin, Ohio 43017
          (Address of Principal Executive Offices, Including Zip Code)
                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events and Regulation FD Disclosure.

            On December 13, 2002, Cardinal Health, Inc. (the "Company") issued a press release, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

99.1  Press Release issued by the Company on December 13, 2002.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Cardinal Health, Inc.
                                       (Registrant)

Date:  December 13, 2002               By: /s/ Paul S. Williams
                                          ----------------------
                                           Name:  Paul S. Williams
                                           Title: Executive Vice President,
                                                  Chief Legal Officer and
                                                  Secretary




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                                EXHIBIT INDEX


99.1  Press Release issued by the Company on December 13, 2002.